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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Landmark Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LANDMARK BANCORP, INC.
800 Poyntz Avenue
Manhattan, Kansas 66502
(785) 565-2000

April 16, 2004

Dear Stockholder:

        On behalf of the board of directors and management of Landmark Bancorp, Inc., we cordially invite you to attend our annual meeting of stockholders, to be held at 2:00 p.m. on Wednesday, May 19, 2004, at Boot Hill Repertory Theatre, 201 E. Wyatt Earp, Dodge City, Kansas, 67801. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. At the meeting we shall report on our operations and the outlook for the year ahead.

        We have nominated four persons to serve as Class III directors. Each of the nominees are incumbent directors. In addition to the election of directors, stockholders are being asked to approve an amendment to the Landmark Bancorp, Inc. 2001 Stock Incentive Plan to increase the authorized shares of common stock available under the plan. Additionally, our Audit Committee has selected and we recommend that you ratify the appointment of KPMG LLP to continue as our independent public accountants for the year ending December 31, 2004.

        We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please complete, sign and date the enclosed proxy and return it in the accompanying postage-paid return envelope as promptly as possible. This will ensure that your shares are represented at the meeting.

        We look forward with pleasure to seeing and visiting with you at the meeting.

Very truly yours,
LANDMARK BANCORP, INC. /s/ PATRICK L. ALEXANDER Patrick L. Alexander President and Chief Executive Officer

LANDMARK BANCORP, INC.
800 Poyntz Avenue
Manhattan, Kansas 66502
(785) 565-2000

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 19, 2004

To the stockholders of

        LANDMARK BANCORP, INC.

        The annual meeting of the stockholders of Landmark Bancorp, Inc., a Delaware corporation, will be held at the Boot Hill Repertory Theatre, 201 E. Wyatt Earp, Dodge City, Kansas, 67801, on Wednesday, May 19, 2004, at 2:00 p.m., local time, for the following purposes:

  1.
  to elect four Class III directors for a term of three years;

  2.
  to adopt an amendment to the Landmark Bancorp, Inc. 2001 Stock Incentive Plan increasing the authorized shares of common stock to 340,000 shares;

  3.
  to ratify the appointment of KPMG LLP as our independent public accountants for the fiscal year ending December 31, 2004; and

  4.
  to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

        We are not aware of any other business to come before the annual meeting. Any action may be taken on any one of the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned or postponed. The board of directors has fixed the close of business on April 2, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there are an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned or postponed in order to permit our further solicitation of proxies.

By order of the Board of Directors /s/ PATRICK L. ALEXANDER Patrick L. Alexander President and Chief Executive Officer

Manhattan, Kansas
April 16, 2004

LANDMARK BANCORP, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
May 19, 2004

        Landmark Bancorp, Inc., a Delaware corporation, is the holding company for Landmark National Bank. Landmark National Bank has branches in Manhattan, Auburn, Beloit, Dodge City, Fort Scott, Garden City, Great Bend, Hoisington, LaCrosse, Louisburg, Osage City, Osawatomie, Paola, Phillipsburg, Topeka and Wamego, Kansas. Landmark Bancorp recently completed its acquisition of First Kansas Financial Corporation, the holding company of First Kansas Federal Savings Bank. Landmark Bancorp was formed as part of the 2001 merger between MNB Bancshares, Inc., the holding company for Security National Bank, and Landmark Bancshares, Inc., the holding company for Landmark Federal Savings Bank. As a result of the merger, Landmark Bancorp became the holding company for Landmark National Bank.

        This proxy statement is furnished in connection with the solicitation by the board of directors of Landmark Bancorp of proxies to be voted at the annual meeting of stockholders to be held at the Boot Hill Repertory Theatre, 201 E. Wyatt Earp, Dodge City, Kansas, 67801, on Wednesday, May 19, 2004, at 2:00 p.m., local time, and at any adjournments or postponements of the meeting. Our 2003 annual report, which includes consolidated financial statements of Landmark Bancorp and Landmark National Bank, is also enclosed. This proxy statement is first being mailed to Landmark Bancorp's stockholders on or about April 16, 2004.

        The following is information regarding the meeting and the voting process, presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

        You are receiving a proxy statement and proxy card from us because on April 2, 2004, the record date for the annual meeting, you owned shares of Landmark Bancorp's common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning the matters to assist you in making an informed decision.

        When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

        If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

        You are being asked to vote on the election of four Class III directors of Landmark Bancorp for a term expiring in 2007 as well as an amendment to the Landmark Bancorp, Inc. 2001 Stock Incentive Plan to increase the authorized shares of common stock available under the Plan to 340,000 shares. Additionally, you are being asked to ratify the selection of KPMG LLP as our independent auditors for the 2004 fiscal year. These matters are more fully described in this proxy statement.

If I am the record holder of my shares, how do I vote?

        You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed postage-paid, pre-addressed envelope to our transfer agent, Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey, 07016.

        If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct. If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" all four nominees named in this proxy statement, "for" amending the Stock Incentive Plan and "for" the ratification of our auditors.

        If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change. Please note, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a "legal proxy" from your broker in order to vote in person at the meeting.

If I hold shares in the name of a broker or fiduciary, who votes my shares?

        If you received this proxy statement from your broker or by a trustee or other fiduciary who may hold your shares, your broker or fiduciary should have given you instructions for directing how they should vote your shares. It will then be their responsibility to vote your shares for you in the manner you direct. As discussed above, if you want to vote in person at the meeting, you will need to arrange to obtain a "legal proxy" from your broker or fiduciary in order to vote in person at the meeting.

        Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and the ratification of independent auditors, but cannot vote on non-routine matters, such as an amendment to the certificate of incorporation or the adoption or amendment of a stock option plan, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on a matter on which your broker does not have discretionary authority to vote, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a "broker non-vote" and will affect the outcome of the voting as described below, under "How many votes are needed for approval of each proposal?" Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

What does it mean if I receive more than one proxy card?

        It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy forms to ensure that all your shares are voted.

What options do I have in voting on each of the proposals?

        You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on any other proposal that may properly be brought before the meeting. Abstentions will be considered in determining the presence of a quorum but will not affect the vote required for election of our directors, the amendment to the Stock Incentive Plan or the ratification of our auditors.

How many votes may I cast?

        Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for approval of each proposal?

        The four individuals receiving the highest number of votes cast "for" their election will be elected as Class III directors of Landmark Bancorp.

        The amendment to the stock incentive plan, the ratification of our auditors and all other matters must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes and abstentions will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter.

What if I change my mind after I return my proxy?

        If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

  •
  signing another proxy with a later date and returning that proxy to our transfer agent at:

      Registrar and Transfer Company
      10 Commerce Drive
      Cranford, New Jersey, 07016;

  •
  sending notice to our transfer agent that you are revoking your proxy; or

  •
  voting in person at the meeting.

        If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many shares do we need to have represented at the meeting to hold the annual meeting?

        A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

        Shares are counted as present at the meeting if the stockholder either:

  •
  is present in person at the meeting; or

  •
  has properly submitted a signed proxy card or other proxy.

        On April 2, 2004, the record date, there were 2,091,307 shares of common stock issued and outstanding. Therefore, at least 1,045,654 shares need to be present at the annual meeting in order to hold the meeting and conduct business.

What happens if a nominee is unable to stand for re-election?

        The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than four nominees. The board has no reason to believe any nominee will be unable to stand for re-election.

Where do I find the voting results of the meeting?

        We will announce voting results at the meeting. The voting results will also be disclosed in our Form 10-Q for the quarter ending June 30, 2004.

Who bears the cost of soliciting proxies?

        We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of Landmark Bancorp or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

ELECTION OF DIRECTORS

        At the annual meeting of the stockholders to be held on May 19, 2004, the stockholders will be entitled to elect four Class III directors for a term expiring in 2007. Landmark Bancorp's directors are divided into three classes having staggered terms of three years. The nominees for election as Class III directors are incumbent directors. We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

        Set forth below is information concerning the nominees for election and for the other persons whose terms of office will continue after the meeting, including their age, the year first elected a director and their business experience during the previous five years as of April 2, 2004. The nominees, if elected at the annual meeting of stockholders, will serve as Class III directors for three year terms expiring in 2007. We unanimously recommend that you vote FOR each of the nominees for director. Unless authority to vote for the nominees is withheld, the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the board of directors.

NOMINEES

Name	Age	Position with Landmark Bancorp and Landmark National Bank	Director Since(1)
CLASS III (Term Expires 2007)
Patrick L. Alexander	51	President, Chief Executive Officer and Director of Landmark Bancorp and Landmark National Bank	1990
Jim W. Lewis	48	Director of Landmark Bancorp and Landmark National Bank	1991
Jerry R. Pettle	65	Director of Landmark Bancorp and Landmark National Bank	1978
Larry L. Schugart	64	Chairman of the Board and Director of Landmark Bancorp and Landmark National Bank	1971
CONTINUING DIRECTORS
CLASS I (Term Expires 2005)
Brent A. Bowman	54	Director of Landmark Bancorp and Landmark National Bank	1987
Joseph L. Downey	67	Director of Landmark Bancorp and Landmark National Bank	1996
David H. Snapp	48	Director of Landmark Bancorp and Landmark National Bank	1986
CLASS II (Term Expires 2006)
Richard A. Ball	51	Director of Landmark Bancorp and Landmark National Bank	1995
Susan E. Roepke	64	Director of Landmark Bancorp and Landmark National Bank	1997
C. Duane Ross	67	Director of Landmark Bancorp and Landmark National Bank	1986

(1)
Indicates the year first elected to the board of directors of MNB Bancshares, Inc. or Landmark Bancshares, Inc. (or their respective banking subsidiaries), the predecessor companies to Landmark Bancorp.

        All of our directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions, except that Landmark Bancorp and Landmark National Bank have entered into employment contracts with Messrs. Alexander and Schugart. No director is related to any other director or executive officer of Landmark Bancorp or Landmark National Bank by blood, marriage or adoption.

        The business experience of each nominee and continuing director for the past five years is as follows:

        Patrick L. Alexander is the President and Chief Executive Officer of Landmark Bancorp and Landmark National Bank. He became President and Chief Executive Officer of the Manhattan Federal Savings and Loan Association (the predecessor to Security National Bank) in 1990, and became the President and Chief

Executive Officer of MNB Bancshares and Security National Bank in 1992 and 1993, respectively. From 1986 to 1990, Mr. Alexander served as President of the Kansas State Bank of Manhattan, Manhattan, Kansas. Mr. Alexander serves as a member of the board of directors of the Big Lakes Development Center, Inc.

        Larry L. Schugart has served with Landmark Federal Savings Bank, Landmark Bancshares and Landmark Bancorp for over 38 years. He served as President, Chief Executive Officer and a director of Landmark Bancshares from its incorporation in 1993 until the merger in 2001. He is a former director of the Federal Home Loan Bank of Topeka where he served on the Finance and Executive Committees. Mr. Schugart is a former member and chair of various committees of the Heartland Community Bankers Association, is a past Chairman of the Kansas-Nebraska League of Savings and served as a member of the Governmental Affairs Committee of the America's Community Bankers. In addition, Mr. Schugart has been president of numerous civic and charitable organizations in Great Bend, Kansas.

        Richard A. Ball, a certified public accountant, is a member of Adams, Brown, Beran & Ball, Chtd., an accounting firm with offices in Great Bend, Hays, LaCrosse, Ellinwood, Colby, Lyons, McPherson and Hutchinson, Kansas. He is also President of Ball Consulting Group, Ltd. He has served as a Board Chairman of the Great Bend Chamber of Commerce, Great Bend United Way, Petroleum Club and Barton County Community College Academic Fund Campaign. He has also served on the boards of the Kiwanis Club, Cougar Booster Club, Downtown Development, Mid-Kansas Economic Development and the Kansas Oil & Gas Museum Committee.

        Brent A. Bowman has been President of Brent Bowman and Associates Architects, P.A., an architectural firm in Manhattan, Kansas, since 1979. He serves on the board of directors of Big Lakes Developmental Center, Inc.

        Joseph L. Downey served as a director of Dow Chemical Co. for ten years until his retirement from the board in 1999. He was a Dow Senior Consultant from 1995 until 1999, after having served in a variety of executive positions with that company, including Senior Vice President from 1991 to 1994.

        Jim W. Lewis is the owner of several automobile dealerships across the state of Kansas, including Dodge City Toyota, Inc. Mr. Lewis is a member of the Dodge City Area Chamber of Commerce. He was a founding member of "The Alley," a community teen center in Dodge City.

        Jerry R. Pettle is a dentist who practiced with Dental Associates of Manhattan, P.A., in Manhattan, Kansas, from 1965 until his retirement in 1999. Dr. Pettle was a former examiner for the Kansas Dental Board.

        Susan E. Roepke is a former Vice President of MNB Bancshares, serving in that capacity from its inception in 1992 until she retired as an officer of MNB Bancshares and Security National Bank at the end of 1998. She also served in a number of senior management positions with Security National Bank since 1970, including Senior Vice President, Secretary and Cashier since 1993.

        C. Duane Ross is President and Chief Executive Officer of High Plains Publishers, Inc., a publishing/printing company. Mr. Ross is Vice Chairman of the Board of Commissioners of the Dodge City Housing Authority, a current member of the Dodge City Community College Endowment Board, and a past President of the Dodge City/Ford County Development Corporation. In addition, he is a past President of the Dodge City Community College Foundation and is a past President of the Dodge City Area Chamber of Commerce.

        David H. Snapp is a partner in the law firm of Waite, Snapp & Doll in Dodge City, Kansas. Mr. Snapp is also a board member of Arrowhead West, Inc., a mental and physical rehabilitation center, and Catholic Social Service.

        In addition, the business experience for the past five years of each executive officer named in the compensation table is as follows:

        Mark A. Herpich has served as Vice President, Secretary, Treasurer and Chief Financial Officer of Landmark Bancorp and as Executive Vice President, Secretary and Chief Financial Officer of Landmark National Bank since October, 2001. Previously, he held these same positions at MNB Bancshares and Security National Bank from September, 1998 to October, 2001. Mr. Herpich served as a Senior Manager and certified public accountant at KPMG LLP from August 1989 to September 1998.

        Mark J. Oliphant has served as a Market President of Landmark National Bank since October, 2001. Prior to joining Landmark National Bank, Mr. Oliphant served as a Market President for Bank of America in Dodge City, Kansas from January, 1998 to October, 2001 and as Senior Vice President—Head of Commercial Lending from July, 1997 to January, 1998 for Bank of America in Dodge City.

        Michael E. Scheopner has served as an Executive Vice President of Landmark National Bank since October, 2001. Previously, Mr. Scheopner served as an Executive Vice President of Security National Bank from March, 1998 to October, 2001 and as a Senior Vice President of Security National Bank from May, 1996 to March, 1998.

        Dean R. Thibault has served as a Market President for Landmark National Bank since October, 2001. Previously, Mr. Thibault served as Executive Vice President for Landmark National Bank from March, 1998 to October, 2001.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

        We currently have ten directors serving as our board, a majority of whom are deemed to be "independent," as that term is defined by the Nasdaq Stock Market, Inc. Mr. Alexander is not deemed to be "independent" because of his position as our President and Chief Executive Officer and Mr. Schugart is not deemed to be "independent" because of his services as an officer and consultant to Landmark Bancorp. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of Landmark Bancorp which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the full board, which are held on a monthly basis, special meetings held from time to time and through committee membership, which is discussed below. Our directors also discuss business and other matters with Mr. Alexander, other key executives and our principal external advisers (legal counsel, auditors and other consultants). The board of directors has, in addition to other committees, an Audit Committee, a Nominating and Governance Committee and a Compensation Committee. Consistent with the Nasdaq listing requirements, the independent directors regularly have the opportunity to meet without Mr. Alexander and Mr. Schugart in attendance. The current charters of each of these committees are available on Landmark Bancorp's website at www.landmarkbancorpinc.com. Our website also contains a general description about us as well as our Code of Business Conduct and Ethics. Additionally, we maintain a separate website for Landmark National Bank that contains a description of our banking services and products.

        A total of thirteen regularly scheduled and special meetings were held by the board of directors of Landmark Bancorp during 2003. During 2003, all directors attended at least 75 percent of the meetings of the board and the committees on which they served. Although we do not have a formal policy regarding director attendance at the annual meeting, we encourage and expect all of our directors to attend. Last year, all of the directors were present at the annual meeting. Directors of Landmark Bancorp receive a monthly fee of $1,250 for serving on the board of directors.

Audit Committee

        Messrs. Ball, Downey, Pettle, Ross and Lewis and Ms. Roepke served as members of the Audit Committee, with Mr. Pettle serving as Chairman. Each of these members is considered "independent," according to listing standards set forth by Nasdaq and the rules and regulations promulgated under the Exchange Act and the board believes that each member of the committee possesses the necessary skills and qualifications to critically analyze our financial statements and financial reporting process. Further, the board has determined that Ms. Roepke qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission. The board based this decision on Ms. Roepke's education and professional experience as a former senior financial executive of a financial institution. The committee normally meets quarterly. The Audit Committee for Landmark Bancorp met six times in 2003.

        The functions performed by the Audit Committee include, but are not limited to, the following:

  •
  selecting and managing the relationship with our independent auditors;

  •
  reviewing the independence of the independent auditors;

  •
  reviewing actions by management on recommendations of the independent auditors and internal auditors;

  •
  meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal control and internal audit procedures;

  •
  reviewing our earnings releases and reports filed with the Securities and Exchange Commission; and

  •
  reviewing reports of bank regulatory agencies and monitoring management's compliance with recommendations contained in those reports.

        To promote independence of the audit function, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management. The internal auditor reports directly to the committee on audit and compliance matters. The committee also reviews and approves the scope of the annual external audit and consults with the independent auditors regarding the results of their auditing procedures. We have adopted a written charter, which sets forth the committee's duties and responsibilities. A copy of the charter is attached to this proxy statement as Appendix A and is currently available on our website at www.landmarkbancorpinc.com.

Compensation Committee

        In 2003, the full board, with the exception of Messrs. Alexander and Schugart, comprised the Compensation Committee. In response to many of the recent corporate governance reforms, we established a formal Compensation Committee in January, 2004. The Compensation Committee is currently comprised of Messrs. Ball and Pettle and Ms. Roepke, with Mr. Ball serving as Chairman. Each of the current members is considered "independent," as such term is defined by Nasdaq. The committee is responsible for matters related to the compensation of the Company's Chief Executive Officer and other executive officers. The committee's responsibilities and functions are further described in its charter, which is available on our website at www.landmarkbancorpinc.com. The board met as the Compensation Committee once in 2003.

Nominating and Governance Committee

        In 2003, the full board, with the exception of Messrs. Alexander and Schugart, comprised the nominating committee. In response to many of the recent corporate governance reforms, we established the Nominating and Governance Committee in January, 2004. The committee is currently comprised of Messrs. Downey, Lewis and Ross, with Mr. Downey serving as the Chairman. Each of the members is deemed to be "independent," as such term is defined by Nasdaq. The Nominating and Governance Committee is charged with overseeing our corporate governance programs as well as nominating directors to serve on the board of directors. The committee's responsibilities and functions are further described in its charter, which is available on our website at www.landmarkbancorpinc.com. The board fulfilled its nominating responsibilities in 2003 at one meeting.

Director Nominations and Qualifications

        In carrying out its nominating function, the Nominating and Governance Committee evaluates all potential nominees for election, including incumbent directors, board nominees and stockholder nominees, in the same manner, although it is not currently seeking out candidates to serve on the board and we did not receive any stockholder nominations for the 2004 annual meeting. Generally, the committee believes that, at a minimum, directors should possess certain qualities, including the highest personal and professional ethics and integrity, a sufficient educational and professional background, demonstrated leadership skills, sound judgment, a strong sense of service to the communities which we serve and an ability to meet the standards and duties set forth in our code of conduct. The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and whether they are "independent" in accordance with Nasdaq requirements (to ensure that at least a majority of the directors will, at all times, be independent). The committee has not, in the past, retained any third party to assist it in identifying candidates, but it has the authority to retain a third party firm or professional for the purpose of identifying candidates.

Stockholder Communication with the Board, Nomination and Proposal Procedures

        General Communications with the Board.    Stockholders may contact our board of directors by contacting Mark A. Herpich, Corporate Secretary, Landmark Bancorp, Inc., 800 Poyntz Avenue, Manhattan, Kansas 66502 or (785) 565-2000.

        Nominations of Directors.    In order for a stockholder nominee to be considered by the Nominating and Governance Committee to be its nominee and included in our proxy statement, the nominating stockholder must file a written notice of the proposed director nomination with our Corporate Secretary, at the above address, at least 120 days prior to the anniversary of the date the previous year's proxy statement was mailed to stockholders. Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee's business experience for at least the previous five years. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The committee may request additional information in order to make a determination as to whether to nominate the person for director.

        In accordance with our bylaws, a stockholder may otherwise nominate a director for election at an annual meeting of stockholders by delivering written notice of the nomination to our Corporate Secretary, at the above address, not less than 60 days nor more than 90 days prior to the first anniversary date of the previous year's annual meeting. The stockholder's notice of intention to nominate a director must include: a) for each person to be nominated: (i) the name, age and business and residence address of each nominee; (ii) the principal occupation or employment of each nominee; (iii) the class and number of shares of stock owned by the nominee on the date of the notice; and (iv) any information that would be required to be disclosed on Schedule 13D pursuant to Regulation 13D under the Securities Exchange Act, in connection with the acquisition of stock, and pursuant to Regulation 14A under the Securities Exchange Act, in connection with the solicitation of proxies with respect to nominees for election as directors, regardless of whether the person is subject to the provisions of such regulations; and b) as to the stockholder: (i) the name and address of record of the nominating stockholder and the names and addresses of any other stockholders supporting each respective nominee; and (ii) the class and number of shares of stock owned by the nominating stockholder and any other stockholders supporting the nominees on the date of the notice. We may request additional information after receiving the notification for the purpose of determining the proposed nominee's eligibility to serve as a director. Persons nominated for election to the board pursuant to this paragraph will not be included in our proxy statement.

        Other Stockholder Proposals.    To be considered for inclusion in our proxy statement and form of proxy for our 2005 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary, at the above address, no later than December 17, 2004, and must otherwise comply with the notice and other provisions of our bylaws, as well as Securities and Exchange Commission rules and regulations.

        For proposals to be otherwise brought by a stockholder and voted upon at an annual meeting, the stockholder must file written notice of the proposal to our Corporate Secretary on or before 60 days in advance of the first anniversary of the previous year's annual meeting.

        Code of Business Conduct and Ethics.    We have a Code of Business Conduct and Ethics in place that applies to all of our directors and employees. The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer and Chief Financial Officer. The code of conduct is posted on our website at www.landmarkbancorpinc.com. We intend to satisfy the disclosure requirements under Item 10 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer and Chief Financial Officer, and persons performing similar functions, by posting such information on our website.

EXECUTIVE COMPENSATION

        The following table sets forth information concerning the compensation paid or granted to our Chief Executive Officer for the past three fiscal years and those executive officers whose salary and bonus exceeded $100,000.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation Awards
(a) Name and Principal Position	(b) Fiscal Year	(c) Salary	(d) Bonus	(g) Securities Underlying Options/SARs	(i) All Other Compensation
Patrick L. Alexander President and Chief Executive Officer(1)	2003 2002 2001	$208,333 200,000 178,322	$44,000 45,000 15,000	— — —	$45,888(2) 39,154(2) 12,199(2)
Michael E. Scheopner Executive Vice President(3)	2003 2002 2001	$112,750 107,500 95,269	$34,000 35,000 10,000	— — —	$19,922(4) 26,566(4) 7,763(4)
Mark A. Herpich Executive Vice President and Chief Financial Officer(5)	2003 2002	$112,750 107,292	$34,000 35,000	— —	$12,340(6) 22,635(6)
Mark J. Oliphant(7) Market President	2003 2002	$95,440 90,000	$14,000 15,000	— —	$ 8,197(8) 1,366(8)
Dean R. Thibault Market President(9)	2003 2002	$93,469 86,875	$14,000 15,000	— —	$13,189(10) 19,244(10)

(1)
Prior to the merger in October, 2001, Mr. Alexander was the President and Chief Executive Officer of MNB Bancshares. The compensation reported includes amounts paid pursuant to his position with MNB Bancshares for a portion of the fiscal year ended December 31, 2001, as well as his current position with Landmark Bancorp in 2001 and 2002.

(2)
Includes contributions made to our employee stock ownership plan of $38,702, $31,944 and $12,199 in 2003, 2002 and 2001. Also includes contributions to Mr. Alexander's 401(k) account of $6,000 in each of 2003 and 2002, as well as taxable income relating to the personal use of a company car for Mr. Alexander of $1,186 in 2003 and $1,210 in 2002.

(3)
Prior to the merger in October, 2001, Mr. Scheopner was an Executive Vice President of Security National Bank. The compensation reported includes amounts paid pursuant to his position with Security National Bank for a portion of 2001.

(4)
Includes contributions made to our employee stock ownership plan of $12,182, $19,713 and $7,763 in 2003, 2002 and 2001. Also includes contributions to Mr. Scheopner's 401(k) account of $5,369 in 2003 and $3,703 in 2002, as well as an automobile allowance for Mr. Scheopner of $2,372 in 2003 and $3,150 in 2002.

(5)
We were not required to report the salary information for Mr. Herpich in the past, and, therefore, we are only reporting his compensation for 2003 and 2002.

(6)
Includes contributions made to our employee stock ownership plan of $6,612 and $17,955 for 2003 and 2002. Also includes contributions to Mr. Herpich's 401(k) account of $4,470 in 2003 and $3,369 in 2002, as well as an automobile allowance for Mr. Herpich of $1,258 in 2003 and $1,311 in 2002.

(7)
We were not required to report the salary information for Mr. Oliphant in the past, and, therefore, we are only reporting his compensation for 2003 and 2002.

(8)
Includes a contribution made to our employee stock ownership plan of $2,441 for 2003. Includes an automobile allowance for Mr. Oliphant of $2,443 in 2003 and $1,366 in 2002 and contributions to Mr. Oliphant's 401(k) account of $3,313 in 2003.

(9)
We were not required to report the salary information for Mr. Thibault in the past, and, therefore, we are only reporting his compensation for 2003 and 2002.

(10)
Includes contributions made to our employee stock ownership plan of $6,873 and $14,488 for 2003 and 2002. Also includes contributions to Mr. Thibault's 401(k) account of $3,346 in 2003 and $2,716 in 2002, as well as an automobile allowance for Mr. Thibault of $3,060 in 2003 and $2,040 in 2002.

Stock Option Information

        The following table sets forth certain information concerning the number and value of stock options outstanding and held at December 31, 2003 by the executive officers named in the summary compensation table.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
OPTION/SAR VALUES

			(d) Number of Securities Underlying Unexercised Options/SARs at FY-End (#)		(e) Value of Unexercised In-the-Money Options/SARs at FY-End ($)
(a) Name	(b) Shares Acquired on Exercise	(c) Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick L. Alexander	—	$ —	3,331	—	$38,328	$—
Michael E. Scheopner	3,074	$28,853	5,250	—	$73,657	$—
Mark A. Herpich	—	$ —	10,026	—	$125,283	$—
Mark J. Oliphant	—	$ —	2,894	—	$32,471	$—
Dean R. Thibault	—	$ —	6,297	—	$82,370	$—

Employment Agreements

        At the time of the merger in 2001, Patrick Alexander, Larry L. Schugart, Mark Herpich, Michael Scheopner and Dean Thibault entered into employment agreements with Landmark Bancorp. The employment agreement for Mr. Alexander initially provided for a base salary of $200,000, which may be increased but not decreased, and an initial term of three years, with automatic one year extensions on each anniversary of the effective date of the agreement unless either party gives the other notice of its desire to terminate this automatic extension. Upon any such termination, the agreement will expire at the end of the then current three-year term.

        Mr. Alexander's employment agreement will terminate upon the death or disability of Mr. Alexander, in the event of certain regulatory actions or upon notice by either us or Mr. Alexander, with or without cause. The employment agreement will be suspended in the event of a regulatory suspension of Mr. Alexander's employment. If Mr. Alexander's employment is terminated without cause (which is defined in the employment agreement), we will be obligated to pay or to provide to him, as applicable, a cash payment equal to three times the sum of his then annual salary, plus an amount equal to the average of the annual performance bonuses paid to him and the contributions made for his benefit under all employee retirement plans during the most recently ended three years. We must also provide Mr. Alexander and his immediate family continued insurance coverage for the three years after this termination of employment. We will have no continuing obligation to Mr. Alexander if he voluntarily terminates his employment or we terminate him for cause, except that we will be obligated to pay him his accrued salary and benefits through the effective date of his termination of employment.

        If Mr. Alexander voluntarily terminates his employment, or his employment is involuntarily terminated, within six months after a change in control of us or our bank subsidiary, then our successor will be obligated to pay or to provide to Mr. Alexander the same cash payment and benefits he would have received if he had been terminated by us without cause. For purposes of the employment agreement, Mr. Alexander's employment will be considered terminated if he is not re-elected or is removed from his position as our President and Chief Executive Officer or if we otherwise commit a breach of our obligations under the employment agreement.

        The employment agreement also includes a covenant which will limit the ability of Mr. Alexander to compete with us or our bank subsidiary in an area encompassing a fifty mile radius from any of our banking offices for a period of one year following the termination of his employment. The geographic area covered by this provision constitutes a portion of our primary market area.

        Except as described below, the employment agreements for Messrs. Herpich, Scheopner and Thibault contain substantially the same provisions as those included in Mr. Alexander's employment agreement. The base salaries for Messrs. Herpich, Scheopner and Thibault are $105,000, $105,000 and $85,000, respectively. The term of these three agreements are for one year and they automatically extend for one additional year on each anniversary of the effective date of the agreement. If any of these officers is terminated without cause during the term of his respective agreement, he will be entitled to receive an amount equal to the sum of his then annual salary, plus an amount equal to the average of the annual performance bonuses paid to him and the contributions made for his benefit under all employee retirement plans during the most recently ended three years. The payment to be made to each of these three officers upon his voluntary termination of employment within six months after a change of control or his involuntary termination without cause within one year of a change of control will be equal to two times the sum of his then annual salary, plus an amount equal to the average of the annual performance bonuses paid to him and the contributions made for his benefit under all employee retirement plans during the most recently ended three years. Each of these employees will be subject to the same non-competition covenant as Mr. Alexander following his termination of employment.

        In addition, at the time of the merger, Mr. Schugart entered into an employment agreement to serve as chairman of the board of Landmark Bancorp and Landmark National Bank. The agreement will expire under its terms in October, 2004 and provides for an annual salary of $35,000. The agreement also provides Mr. Schugart with health insurance coverage as well as the opportunity to continue to participate in his deferred compensation agreement during the term of the employment agreement.

Compensation Committee Report on Executive Compensation

        The Compensation Committee has furnished the following report on executive compensation. The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by Landmark Bancorp shall not be deemed to include the report unless the report is specifically stated to be incorporated by reference into such document.

        The Compensation Committee, currently comprised of Messrs. Ball and Pettle and Ms. Roepke, has responsibility for all matters related to the compensation of the Chief Executive Officer. Additionally, the committee has oversight authority over the salaries and bonuses of all the other executive officers. The committee was formed in January, 2004 and prior to then the full board of directors, with the exception of Messrs. Alexander and Schugart, served in that capacity. In determining compensation for all executive officers, including the Chief Executive Officer, the following factors are generally taken into consideration:

  •
  the performance of the executive officers in achieving the short and long term goals of Landmark Bancorp;

  •
  the payment of compensation commensurate with the ability and expertise of the executive officers; and

  •
  the structuring of compensation packages so that they are competitive with similar companies.

The committee considers the foregoing factors, as well as others, in determining compensation. There is no assigned weight given to any of these factors.

        Additionally, the Compensation Committee considers various benefits, such as the stock option plan, together with perquisites, in determining compensation. The committee believes that the benefits provided through stock based plans more closely tie the compensation of the officers to the interests of the stockholders and provide significant additional performance incentives for the officers which directly benefit the stockholders through an increase in the stock value.

        Annually, the Compensation Committee evaluates four primary areas of performance in determining Mr. Alexander's level of compensation. These areas are:

  •
  long-range strategic planning and implementation;

  •
  our financial performance (including our return on assets, return on equity, earnings per share and efficiency ratio)

  •
  our compliance with regulatory requirements and relations with regulatory agencies; and

  •
  effectiveness of managing relationships with stockholders and the board of directors.

When evaluating our financial performance, the committee considers profitability, asset growth and risk management. The primary evaluation criteria are considered to be essential to long-term viability and are generally given equal weight in the evaluation. Finally, the committee reviews compensation packages of peer institutions to ensure that Mr. Alexander's compensation is competitive and commensurate with his level of performance.

        Mr. Alexander's current compensation is based on his employment agreement, his substantial banking experience and the other factors described above.

Brent A. Bowman Richard A. Ball Joseph L. Downey Jim W. Lewis	Jerry R. Pettle Susan E. Roepke C. Duane Ross David H. Snapp

Compensation Committee Interlocks and Insider Participation

        During 2003, none of the directors serving as the Compensation Committee was an officer or employee of Landmark Bancorp or Landmark National Bank, and none of these individuals was a former officer or employee of either organization with the exception of Ms. Roepke, who was an executive officer until her resignation six years ago. In addition, during 2003 no executive officer served on the board of directors or compensation committee of any other corporation with respect to which any member of our committee was engaged as an executive officer.

Performance Graph

        The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by Landmark Bancorp shall not be deemed to include the following performance graph and related information unless the graph and related information are specifically stated to be incorporated by reference into the document.

        The following graph shows a comparison of cumulative total returns for Landmark Bancorp, Inc., The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Bank Stocks Index. Because the Securities and Exchange Commission considers the former Landmark Bancshares, Inc. the continuing entity for accounting purposes as a result of the merger of Landmark Bancshares and MNB Bancshares into Landmark Bancorp, the following graph only presents the performance of Landmark Bancshares' common stock prior to the merger.

        The cumulative stockholder return computations assume that $100 was invested in Landmark Bancshares' common stock and in each index on December 31, 1998, and assumes the reinvestment of all dividends.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Landmark Bancorp, Inc.	$100.00	$94.31	$79.49	$100.59	$125.56	$155.06
Nasdaq Bank Index	100.00	94.18	105.44	115.03	117.06	149.99
Nasdaq Market—U.S.	100.00	176.37	110.86	88.37	61.64	92.68

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information regarding our common stock beneficially owned on April 2, 2004 with respect to all persons known to us to be the beneficial owner of more than five percent of our common stock, each director and nominee, each executive officer named in the summary compensation table above and all directors and executive officers of as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership of such securities within 60 days of April 2, 2004.

Name of Individual and Number of Persons in Group	Amount and Nature of Beneficial Ownership(1)		Percent of Class
5% Stockholders
Landmark Bancorp, Inc. Employee Stock Ownership Plan 800 Poyntz Avenue Manhattan, Kansas 66505	157,669	(2)	7.5%
First Manhattan Co. 437 Madison Avenue New York, New York 10022	126,059	(3)	6.0%
Larry L. Schugart	118,211	(4)	5.6%
Other Directors and Named Executive Officers
Patrick L. Alexander	65,672	(5)	2.9%
Richard A. Ball	20,768	(6)	1.0%
Brent A. Bowman	3,866		*
Joseph L. Downey	12,891	(7)	*
Jim W. Lewis	41,671		2.0%
Jerry R. Pettle	12,391	(8)	*
Susan E. Roepke	75,039	(9)	3.6%
C. Duane Ross	36,191	(10)	1.7%
David H. Snapp	31,780	(11)	1.5%
Michael E. Scheopner	24,970	(12)	1.2%
Mark A. Herpich	18,523	(13)	*
Mark J. Oliphant	4,388	(14)	*
Dean R. Thibault	10,441	(15)	*
All directors and executive officers as a group (15 persons)	476,804	(16)	22.4%

*
Less than 1%

(1)
The information contained in this column is based upon information furnished to us by the persons named above and the members of the designated group. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares in this table shall not be deemed to be an admission of beneficial ownership of such shares.

(2)
All 157,669 shares have been allocated to participants' accounts under our employee stock ownership plan.

(3)
Based upon the Schedule 13G/A filed by First Manhattan Co. on February 12, 2004.

(4)
Includes 5,789 shares presently obtainable through the exercise of options granted under our stock option plan over which shares Mr. Schugart has no voting and sole investment power. Also includes 6,110 shares owned by his spouse over which Mr. Schugart has shared voting and investment power and

  636 shares held in his spouse's individual retirement account over which shares he has no voting or investment power.

(5)
Includes 3,331 shares presently obtainable through the exercise of options granted under our stock option plan over which shares Mr. Alexander has no voting and sole investment power. Also includes 3,154 shares owned in an individual retirement account over which he has shared voting and investment power.

(6)
Includes 2,377 shares presently obtainable through the exercise of options granted under our stock option plan over which shares Mr. Ball has no voting and sole investment power. Also includes 230 shares held as a trustee over which he has shared voting and investment power and 115 shares owned by his spouse over which he has no voting or investment power.

(7)
Includes 5,606 shares owned by Mr. Downey's spouse over which he has shared voting and shared investment power.

(8)
Includes 4,257 shares held in an individual retirement account over which Mr. Pettle has shared voting and sole investment power.

(9)
Includes 21,295 shares held in an individual retirement account of which the power to vote such shares is shared with the individual retirement account administrator, 35,062 shares owned by her spouse over which she has shared voting and investment power and 2,335 shares held in her spouse's individual retirement account and over which Ms. Roepke has shared voting and investment power.

(10)
Includes 5,050 shares held in an individual retirement account over which Mr. Ross has sole voting and sole investment power and 2,303 shares held in his spouse's individual retirement account over which he has no voting or investment power.

(11)
Includes 2,941 shares held in an individual retirement account over which he has shared voting and sole investment power. Also includes 693 shares owned by his spouse over which he has shared voting and investment power and Mr. Snapp disclaims beneficial ownership of such shares.

(12)
Includes 5,250 shares presently obtainable through the exercise of options granted under our stock option plan, over which shares Mr. Scheopner has no voting and sole investment power. Also includes 439 shares held in an individual retirement account over which Mr. Scheopner has sole voting and sole investment power. Also includes 15,156 shares owned jointly with his spouse over which he shares voting and investment power.

(13)
Includes 10,026 shares presently obtainable through the exercise of options granted under our stock option plan over which shares Mr. Herpich has no voting and sole investment power. Also includes 6,912 shares he owns with his spouse over which he has shared voting and investment power.

(14)
Includes 2,894 shares presently obtainable through the exercise of options granted under our stock option plan, over which shares Mr. Oliphant has no voting and sole investment power. Also includes 15 shares he owns with his spouse over which he has shared voting and investment power and 1,323 shares owned in an individual retirement account over which he has shared voting and investment power.

(15)
Includes 6,297 shares presently obtainable through the exercise of options granted under our stock option plan over which shares Mr. Thibault has no voting and sole investment power. Also includes 928 shares he owns with his spouse over which he has shared voting and investment power and 993 shares owned in an individual retirement account over which he has shared voting and investment power.

(16)
Includes an aggregate of 35,964 shares presently obtainable through the exercise of options granted under our stock option plan.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers, directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which our shares of common stock are traded. These persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of these forms, we are not aware that any of our directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during the fiscal year ended December 31, 2003.

TRANSACTIONS WITH MANAGEMENT

        Our directors and officers and their associates were customers of and had transactions with Landmark Bancorp and Landmark National Bank, and their predecessors, during 2003. Additional transactions are expected to take place in the future. All outstanding loans, commitments to loan, and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

AUDIT COMMITTEE REPORT

        The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by Landmark Bancorp shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

        The Audit Committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised of Messrs. Ball, Downey, Pettle, Ross and Lewis and Ms. Roepke. All of the members are deemed "independent," as defined by Nasdaq.

        The Audit Committee has reviewed and discussed our audited financial statements for 2003 with our management and KPMG LLP, our independent auditors. The committee has also discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and KPMG LLP, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for 2003 for filing with the Securities and Exchange Commission.

Richard A. Ball Joseph L. Downey Jim W. Lewis	Jerry R. Pettle Susan E. Roepke C. Duane Ross

AMEND THE LANDMARK BANCORP, INC. 2001 STOCK INCENTIVE PLAN

        At the annual meeting, stockholders will be asked to approve the amendment of the Landmark Bancorp, Inc. 2001 Stock Incentive Plan. The board of directors is asking the stockholders to approve increasing the number of shares reserved for issuance under Landmark Bancorp's 2001 Stock Incentive Plan from 170,750 shares to 340,000 shares. The board believes that it is important to increase the number of shares available under the Plan because the board intends to increase its use of equity based compensation for its employees and directors.

Administration

        The Incentive Plan is to be administered by the Landmark Bancorp, Inc Stock Incentive Plan Administrative Committee which is comprised of at least three non-employee directors appointed by the board of directors. The Stock Incentive Committee will have the authority, subject to approval by the board of directors, to select the employees to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the Incentive Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Incentive Plan.

        The Incentive Plan provides for the grant of "incentive stock options," as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended, options that do not so qualify (referred to herein as "nonstatutory options"), restricted stock and stock appreciation rights ("SARs"), as determined in each individual case by the Stock Incentive Committee. Currently, 170,750 shares of common stock have been reserved for issuance under the Stock Incentive Plan. The amendment, if approved by stockholders, will increase the amount reserved to 340,000. In general, if any award (including an award granted to a non-employee director) granted under the Incentive Plan expires, terminates, is forfeited or is cancelled for any reason, the shares of common stock allocable to such award may again be made subject to an award granted under the Incentive Plan.

Awards

        Directors of Landmark Bancorp and key policy-making employees of the bank are eligible to receive grants under the Incentive Plan. Directors may receive nonstatutory options based upon a formula. Employee awards may be granted subject to a vesting requirement and in any event will become fully vested upon a merger or change of control of Landmark Bancorp. The exercise price of incentive stock options granted under the Incentive Plan must at least equal the fair market value of the common stock subject to the option (determined as provided in the plan) on the date the option is granted. The exercise price of nonstatutory options and SARs will be determined by the Stock Incentive Committee. Under the terms of the plan and in connection with the listing standards of Nasdaq, no option may be repriced to reduce the exercise price of such option without stockholder approval (except in connection with a change in our capitalization).

        An incentive stock option granted under the Incentive Plan to an employee owning more than 10% of the total combined voting power of all classes of capital stock of Landmark Bancorp is subject to the further restriction that such option must have an exercise price of at least 110% of the fair market value of the shares of common stock issuable upon exercise of the option (determined as of the date the option is granted) and may not have an exercise term of more than five years. Incentive stock options are also subject to the further restriction that the aggregate fair market value (determined as of the date of grant) of common stock as to which any such incentive stock option first becomes exercisable in any calendar year, is limited to $100,000. To the extent options covering more than $100,000 worth of common stock first become exercisable in any one calendar year, the excess will be nonstatutory options. For purposes of determining which, if any, options have been granted in excess of the $100,000 limit, options will be considered to become exercisable in the order granted.

        Each director and key employee eligible to participate in the Incentive Plan will be notified by the Stock Incentive Committee. To receive an award under the Incentive Plan, an award agreement must be executed which specifies the type of award to be granted, the number of shares of common stock (if any) to which the award relates, the terms and conditions of the award and the date granted. In the case of an award of options, the award agreement will also specify the price at which the shares of common stock subject to the option may be purchased, the date(s) on which the option becomes exercisable and whether the option is an incentive stock option or a nonstatutory option.

        The full exercise price for all shares of common stock purchased upon the exercise of options granted under the Incentive Plan must be paid by cash, personal check, personal note, award surrender or common stock owned at the time of exercise. Incentive stock options granted to employees under the Incentive Plan may remain outstanding and exercisable for ten years from the date of grant or until the expiration of ninety days (or such lesser period as the Stock Incentive Committee may determine) from the date on which the person to whom they were granted ceases to be employed by the Company. Nonstatutory options and SARs granted under the Incentive Plan remain outstanding and exercisable for such period as the Stock Incentive Committee may determine.

Income Tax

        Incentive stock options granted under the Incentive Plan have certain advantageous tax attributes to the recipient under the income tax laws. No taxable income is recognized by the option holder for income tax purposes at the time of the grant or exercise of an incentive stock option, although neither is there any income tax deduction available to Landmark Bancorp as a result of such a grant or exercise. Any gain or loss recognized by an option holder on the later disposition of shares of common stock acquired pursuant to the exercise of an incentive stock option generally will be treated as capital gain or loss if such disposition does not occur prior to one year after the date of exercise of the option, or two years after the date the option was granted.

        As in the case of incentive stock options, the grant of nonstatutory stock options, restricted stock or SARs will not result in taxable income for income tax purposes to the recipient of the awards, nor will Landmark Bancorp be entitled to an income tax deduction. Upon the exercise of nonstatutory stock options or SARs, or the lapse of restrictions on restricted stock, the award holder will generally recognize ordinary income for income tax purposes equal to the difference between the exercise price and the fair market value of the shares of common stock acquired or deemed acquired on the date of exercise, and Landmark Bancorp will be entitled to an income tax deduction in the amount of the ordinary income recognized by the option holder. In general, any gain or loss realized by the option holder on the subsequent disposition of such shares will be a capital gain or loss.

Amendment and Termination

        The Stock Incentive Plan expires ten years after its adoption, unless sooner terminated by the board of directors. The board of directors has authority to amend the Stock Incentive Plan in such manner as it deems advisable, except that the board of directors is not permitted without stockholder approval to amend the plan in a manner which would prevent the grant of incentive stock options or increase the number of shares of common stock available. The Incentive Plan provides for appropriate adjustment, as determined by the Stock Incentive Committee, in the number and kind of shares subject to unexercised options, in the event of any change in the outstanding shares of common stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.

Required Affirmative Vote

        The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting is required to approve the amendment of the Stock Incentive Plan. Our board of directors unanimously recommends a vote FOR the proposed amendment.

Aggregated Equity Plan Information

        The table below sets forth the following information as of December 31, 2003 for (i) all compensation plans previously approved by our stockholders and (ii) all compensation plans not previously approved by our stockholders:

  (a)
  the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

  (b)
  the weighted-average exercise price of such outstanding options, warrants and rights;

  (c)
  other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders(1)	2,894	$15.98	170,750
Equity compensation plans not approved by security holders	—	—	—
Total	2,894	$15.98	170,750

(1)
Does not include options assumed by Landmark Bancorp in 2001 in connection with the merger of Landmark Bancshares, Inc. and MNB Bancshares, Inc. with and into Landmark Bancorp. At the time of the merger, there were options issued under the previous companies' plans, each of which was approved by stockholders of the respective company at the time of their adoption. All of the options granted under these plans fully vested at the time of the merger and no additional options were available for grant after the merger. As of December 31, 2003, there were options outstanding for an aggregate of 58,472 shares of Landmark Bancorp's common stock under the prior plans with a weighted average exercise price of $13.03.

INDEPENDENT PUBLIC ACCOUNTANTS

        Stockholders will be asked to ratify the appointment of KPMG LLP as our independent public accountants for 2004. If the appointment of KPMG LLP is not ratified, the matter of the appointment of our independent public accountants will be considered by the Audit Committee. Representatives of KPMG LLP are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. We recommend that you vote FOR the ratification of KPMG LLP to serve as our independent accountants.

Accountant Fees

        Audit Fees.    The aggregate amounts of fees billed by KPMG LLP for their audit of our annual financial statements for fiscal years 2003 and 2002 and for their required reviews of our unaudited interim financial statements included in our quarterly reports filed during fiscal 2003 and 2002 were $88,500 for each year then ended.

        Audit Related Fees.    The aggregate amount of audit related fees billed by KPMG LLP for fiscal year 2003 was $31,200. These services were related to an audit of the Landmark Bancorp, Inc. 401(k) Profit Sharing Plan as of and for the year ended December 31, 2002, and due-diligence and assistance with our acquisition of First Kansas Financial Corporation. No audit related fees were billed by KPMG LLP in 2002.

        Tax Fees.    The aggregate amounts of tax related services billed by KPMG LLP for fiscal years 2003 and 2002 were $72,318 and $43,810, respectively, for professional services rendered for tax compliance, tax advice and tax planning. The services provided included assistance with the preparation of our tax return and guidance with respect to estimated tax payments.

        All Other Fees.    We were billed an aggregate of $15,000 in 2003 by KPMG LLP for consultation relating to our deposit account classifications. We did not incur any other fees from KPMG LLP for fiscal years 2003 and 2002 other than the fees reported above.

        The Audit Committee, after consideration of these matters, does not believe that the rendering of these services by KPMG LLP to be incompatible with maintaining their independence as our principal accountants.

Audit Committee Pre-Approval Policy

        Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent accountant. We have adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be performed by our independent auditors. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC's rules on auditor independence. In accordance with the pre-approval policy, the Audit Committee has pre-approved certain specified audit and non-audit services to be provided by KPMG LLP for up to twelve months from the date of the pre-approval. All of the services referred to above in the table for 2003 were pre-approved by the Audit Committee.

REPORT ON FORM 10-K

        WE WILL FURNISH WITHOUT CHARGE TO EACH PERSON REPRESENTING THAT HE OR SHE WAS A BENEFICIAL OWNER OF OUR COMMON STOCK AS OF THE RECORD DATE FOR THE MEETING, UPON WRITTEN REQUEST, A COPY OF OUR ANNUAL REPORT ON FORM 10-K. SUCH WRITTEN REQUEST SHOULD BE SENT TO MR. PATRICK L. ALEXANDER, LANDMARK BANCORP, INC., P.O. BOX 308, MANHATTAN, KANSAS 66505. OUR FILINGS WITH

THE SECURITIES AND EXCHANGE COMMISSION ARE ALSO AVAILABLE VIA THE INTERNET AT OUR WEBSITE AT "LANDMARKBANCORPINC.COM" AND AT "WWW.SEC.GOV."

By order of the Board of Directors
/s/ PATRICK L. ALEXANDER Patrick L. Alexander President and Chief Executive Officer
Manhattan, Kansas April 16, 2004

ALL STOCKHOLDERS ARE URGED TO SIGN
AND MAIL THEIR PROXIES PROMPTLY

Appendix A

Charter of the Audit Committee of the Board of Directors

I.     Audit Committee Purpose

  The Audit Committee is appointed by the Board of Directors of Landmark Bancorp, Inc. ("Company") to assist the Board in fulfilling its oversight responsibilities with respect to:

    •
    Monitoring the integrity of the Company's financial reporting process, financial statements and reports provided to governmental bodies or the public and systems of internal controls regarding finance, accounting, regulatory and legal compliance.

    •
    Monitoring the independence, qualifications and performance of the Company's independent auditors and internal auditing department.

    •
    Providing an avenue of communication among the independent auditors, management, the internal audit department and the Board of Directors.

  The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II.    Audit Committee Composition and Meetings

  The Audit Committee shall be comprised of three or more directors, each of whom shall be independent directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee, and each of whom shall satisfy the independence requirements of the National Association of Securities Dealers and the Securities and Exchange Commission ("SEC").

  All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise. The Audit Committee shall inform the full Board of Directors on an annual basis whether the Audit Committee believes that a member of the Audit Committee possesses accounting or related financial management expertise sufficient to qualify as an "audit committee financial expert" as defined by the rules and regulations of the SEC. Audit Committee members shall be appointed by the Board and the Board shall evaluate member independence and financial sophistication. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

  The Audit Committee shall meet at least once quarterly, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet in executive session at each Audit Committee meeting and at least annually with management, the director of the internal auditing department and the independent auditors to discuss any matters that the Audit Committee or each of these groups believe should be discussed. The Audit Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. In addition, the Audit Committee, or at least its Chair, should communicate with management, the internal auditing department and the independent auditors at least quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate. The Audit Committee shall periodically report on its meetings and other activities to the Board of Directors and shall keep accurate minutes of its meetings and shall present such minutes to the Board of Directors for its approval.

III.  Audit Committee Responsibilities and Duties

  Review Procedures

    1.
    Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the Charter published at least every three years in the Company's proxy statement in accordance with SEC regulations.

    2.
    Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management, the internal audit department and independent auditors of significant issues regarding accounting principles, practices and judgments.

    3.
    In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal audit department together with management's responses.

    4.
    Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 11 below). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

  Independent Auditors

    5.
    Review the independence and performance of the independent auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

    6.
    Approve the fees and other significant compensation to be paid to the independent auditors.

    7.
    On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence and the qualifications and performance of the independent auditors.

    8.
    Review the independent auditors audit plan and engagement letter—discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

    9.
    Pre-approve the audit plan and the scope of the audit on an annual basis or as otherwise necessary, and approve any modifications thereto.

    10.
    Pre-approve all auditing services and permitted non-auditing services (including the fees and terms thereof) to be performed for the Company by its independent auditors as required and permitted by Section 10A(i)(1) of the Exchange Act of 1934. Such pre-approvals may be made pursuant to policies and procedures established by the Audit Committee in accordance with SEC rules and other guidance.

    11.
    Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

    12.
    Receive and discuss with management and the independent auditors the letter from the independent auditors regarding the auditors' independence required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees), as such Standard may be modified or supplemented from time to time.

    13.
    Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Internal Audit Department and Legal Compliance

    14.
    Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department at least annually. The internal audit department shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Audit Committee. Changes in the senior internal auditor shall be subject to Audit Committee approval.

    15.
    Review the appointment, performance and replacement of the senior internal auditor.

    16.
    Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

    17.
    On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

    18.
    Review all reports concerning any significant fraud or regulatory noncompliance that may occur at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

  Other Audit Committee Responsibilities

    19.
    Establish, review and update (or cause management to update) periodically the Company's Code of Conduct (the "Code") and assure that management has established a system to enforce the Code.

    20.
    Review and pre-approve any related party transactions between the Company or any of its subsidiaries and any director or executive officer of the Company or its subsidiaries.

    21.
    Annually prepare a report to shareholders as required by the rules of the SEC for inclusion in the Company's annual proxy statement.

    22.
    Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

    23.
    Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

    24.
    Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

    25.
    Annually evaluate the Audit Committee's performance.

PROXY FOR COMMON SHARES ON BEHALF OF BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF THE STOCKHOLDERS OF
LANDMARK BANCORP, INC. TO BE HELD MAY 19, 2004

        The undersigned hereby appoints Patrick L. Alexander, Jerry R. Pettle and Larry L. Schugart, or any two of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of the stockholders of Landmark Bancorp, Inc., to be held at the Boot Hill Repertory Theatre Company, 201 East Wyatt Earp, Dodge City, Kansas 67801on Wednesday, May 19, 2004, at 2:00 p.m., local time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement, receipt of which is hereby acknowledged, as follows:

1.    ELECTION OF DIRECTORS:

FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
☐	☐
Class III (term expires 2007): Patrick L. Alexander, Jim W. Lewis, Jerry R. Pettle and Larry L. Schugart
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2.    TO APPROVE THE AMENDMENT TO THE 2001 STOCK INCENTIVE PLAN.

☐	☐	☐
For	Against	Abstain
3.
RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2004:

☐	☐	☐
For	Against	Abstain
4.
In accordance with their discretion, upon all other matters that may properly come before the meeting and any adjournments or postponements of the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

Dated:	, 2004
Signature(s)

NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE RETURN SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE.

QuickLinks

ELECTION OF DIRECTORS
NOMINEES
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
TRANSACTIONS WITH MANAGEMENT
AUDIT COMMITTEE REPORT
AMEND THE LANDMARK BANCORP, INC. 2001 STOCK INCENTIVE PLAN
EQUITY COMPENSATION PLAN INFORMATION
INDEPENDENT PUBLIC ACCOUNTANTS
REPORT ON FORM 10-K
  Appendix A
Charter of the Audit Committee of the Board of Directors